    UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION

         Washington, D.C. 20549

    FORM 8-K
                                                                                                                                                         CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): April 20, 2009

    CHEMED CORPORATION
    (Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

      2600 Chemed Center
    255 East 5th Street
    Cincinnati, OH  45202
(Address of principal executive offices) (Zip Code)

    Registrant’s telephone number, including area code: (513) 762-6900

    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            OTHER EVENTS

On April 20, 2009, Chemed Corporation (“Chemed”) issued a press release announcing that it has scheduled the 2009 Annual Meeting of Stockholders for May 29, 2009.  The press release also announced Chemed’s nominees for election at such meeting, including two new, highly qualified independent candidates. A copy of the press release, including the full text of Chemed’s letter to its stockholders, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1          Chemed’s press release dated April 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION
Dated: April 20, 2009	/s/ Arthur V. Tucker, Jr.
Name: Arthur V. Tucker, Jr.
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit
Number                      Description

Exhibit 99.1                Chemed's press release dated April 20, 2009